Exhibit 10.31.3

AMENDMENT NO. 1
AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of January 30, 2014 (this “Amendment”), among THE KANSAS CITY SOUTHERN RAILWAY COMPANY, a Missouri corporation (the “Borrower”), KANSAS CITY SOUTHERN, a Delaware corporation (the “Parent”), the guarantors party hereto (the “Guarantors”), the lenders party hereto (the “Consenting Lenders”), THE BANK OF NOVA SCOTIA, as administrative agent (in such capacity, the “Administrative Agent”), collateral agent (in such capacity, the “Collateral Agent”), the Issuing Bank and the Swing Line Bank.

PRELIMINARY STATEMENTS:
(1)The Borrower, the Parent, the Guarantors, the Lender Parties, the Administrative Agent and the Collateral Agent are parties to that certain Second Amended and Restated Credit Agreement, dated as of November 21, 2012 (as the same may have been amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.
(2)Pursuant to Section 2.18 of the Credit Agreement, the Borrower has requested $200,000,000 of additional Revolving Credit Commitments (the “Pre-Amendment Incremental Revolving Credit Commitments”) be provided on the Amendment No. 1 Effective Date (as defined below), and one or more of the Consenting Lenders has agreed to so provide such additional Revolving Credit Commitments (such Consenting Lenders, the “Pre-Amendment Incremental Revolving Credit Lenders”).
(3)On the Amendment No. 1 Effective Date, the Consenting Lenders, the Borrower, the Parent and the Guarantors are amending certain provisions of the Credit Agreement as specified herein, including, among other things, the provision setting forth the maximum amount of Incremental Facilities permitted under the Credit Agreement.
(4)    Immediately after the events described in clause (3) above, pursuant to Section 2.18 of the Credit Agreement, at the request of the Borrower, one or more of the Consenting Lenders has agreed to provide $50,000,000 of additional Revolving Credit Commitments (the “Post-Amendment Incremental Revolving Credit Commitments” and, together with the Pre-Amendment Incremental Revolving Credit Commitments, the “Incremental Revolving Credit Commitments”) on the Amendment No. 1 Effective Date, and one or more of the Consenting Lenders has agreed to so provide such additional Revolving Credit Commitments (such Consenting Lenders, the “Post-Amendment Incremental Revolving Credit Lenders” and, together with the Pre-Amendment Incremental Revolving Credit Lenders, the “Incremental Revolving Credit Lenders”), such that immediately after giving effect to this Amendment, the Revolving Credit Facility shall be $450,000,000.
(5)    Merrill Lynch, Pierce, Fenner & Smith Incorporated has agreed to act as the “left” lead arranger (in such capacity, the “Arranger”), and J.P. Morgan Securities LLC has agreed to act as a joint lead arranger, in each case for the Incremental Revolving Credit Commitments and this Amendment.

NYDOCS02/1012476.10        KCSR - Amendment No 1 to
1    Second Amended and Restated Credit Agreement

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.Pre-Amendment Incremental Revolving Credit Commitments. Upon, and subject to, the satisfaction or waiver in accordance with Section 9.01 of the Credit Agreement of the conditions precedent set forth in Section 4 below, each Pre-Amendment Incremental Revolving Credit Lender’s Pre-Amendment Incremental Revolving Credit Commitment (in an amount set forth opposite its name on Part I of Schedule I hereto under the column entitled “Pre-Amendment Incremental Revolving Credit Commitment”) shall become effective.
SECTION 2.    Amendments to Credit Agreement. Upon, and subject to, the satisfaction or waiver in accordance with Section 9.01 of the Credit Agreement of the conditions precedent set forth in Section 5 below, the Credit Agreement is hereby amended as follows:
(a)    Section 1.01 of the Credit Agreement is amended by inserting the following new definitions in the appropriate alphabetical order:
“Amendment No. 1” means Amendment No. 1 to this Agreement, dated as of January 30, 2014, among the Parent, the Borrower, the Subsidiary Guarantors party thereto and the Lender Parties party thereto, the Administrative Agent and the Collateral Agent.
“Amendment No. 1 Effective Date” has the meaning specified in Amendment No. 1. For the avoidance of doubt, the Amendment No. 1 Effective Date constitutes an “Incremental Facility Effective Date” hereunder.
“Anti-Terrorism Laws” is defined in Section 4.01(u)(i).
“Designated Person” is defined in Section 4.01(u)(ii)(2).
“Executive Order” is defined in Section 4.01(u)(i).
“Sanctioned Country” is defined in Section 4.01(u)(ii)(4).
“Sanctions” is defined in Section 4.01(u)(ii)(4).
“Sanctions List” is defined in Section 4.01(u)(ii)(2).
(b)    Section 2.06(b)(i) of the Credit Agreement is hereby amended to add the following sentence at the end thereof:
“In addition, the Borrower shall, within 14 days of the Amendment No. 1 Effective Date, prepay the Term Advances in full.”
(c)    Section 2.10(b) of the Credit Agreement is hereby amended by inserting the phrase “or liquidity” immediately following each instance of the word “capital”.

NYDOCS02/1012476.10        KCSR - Amendment No 1 to
2    Second Amended and Restated Credit Agreement

(d)    The third sentence of Section 2.18(a) of the Credit Agreement is hereby amended and restated in full to read as follows:
“Notwithstanding anything to the contrary herein, (i) no Incremental Term Advance may be made after the Amendment No. 1 Effective Date and (ii) the aggregate amount of Incremental Revolving Credit Commitments effected (A) on the Amendment No. 1 Effective Date (after giving effect to the Pre-Amendment Incremental Revolving Credit Commitments (as defined in Amendment No. 1)) shall not exceed $50,000,000 and (B) after the Amendment No. 1 Effective Date shall not exceed $200,000,000.”
(e)    Section 3.02(i) of the Credit Agreement is hereby amended by inserting the phrase “(other than (x) the representation and warranty set forth in Section 4.01(f)(i) and (y) the representation and warranty as to the absence of a Material Adverse Change since December 31, 2010 as set forth in Section 4.01(g))” immediately preceding the phrase “are correct on and as of such date”.
(f)    The following new Section 4.01(u) is hereby inserted immediately following Section 4.01(t) of the Credit Agreement:
“(u)    (i) No Loan Party and, to the knowledge of the Loan Parties, no Affiliate of any Loan Party, is in violation of any laws relating to terrorism or money laundering (“Anti-Terrorism Laws”), including Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001 (the “Executive Order”), and the Patriot Act.

ii.
Neither the Parent nor any of its Subsidiaries, nor, to the knowledge of any Loan Party, any Affiliate, broker or other agent of any Loan Party acting or benefiting in any capacity in connection with the Advances or the Letters of Credit, is any of the following:

1.	a Person with which any Lender is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law;

2.
a Person that is named as (such Person, a “Designated Person”) a “specially designated national and blocked person” on the most current list (or its equivalent, the “Sanctions List”) published by the U.S. Treasury Department Office of Foreign Assets Control at its official website or any replacement website or other replacement official publication of such list;

3.
any other Person with whom U.S. Persons may not transact or deal under the provisions of 31 C.F.R. Chapter V or any legal restriction, including legislation, Executive Order, or regulation, administered by the U.S. Treasury Department’s Office of Foreign Assets Control; or

4.
located, organized, or resident in a country or territory (“Sanctioned Country”) that is, at any time, subject to comprehensive country-wide economic or financial sanctions or trade embargoes (such sanctions or

NYDOCS02/1012476.10        KCSR - Amendment No 1 to
3    Second Amended and Restated Credit Agreement

embargoes, collectively, “Sanctions”) imposed, administered or enforced, from time to time by (x) the U.S. government and administered by the U.S. Treasury Department’s Office of Foreign Asset Control, (y) the U.S. State Department, the U.S. Department of Commerce or the U.S. Treasury Department or (z) the United Nations Security Council.”

iii.
To the knowledge of the Loan Parties, no broker or other agent of any Loan Party acting in any capacity in connection with the Advances or the Letters of Credit (1) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any Person described in clause (ii), (2) deals in, or otherwise engages in any transaction relating to, any property or interests in property blocked pursuant to the Executive Order, or (3) engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law.”

(g)    The following new Section 5.01(k) is hereby inserted immediately following Section 5.01(j) of the Credit Agreement:
“(i)     The Borrower will apply the proceeds of the Advances and the Letters of Credit in accordance with Section 2.14.
(ii)    The Borrower shall take reasonable steps designed to ensure that no Loan party, or any Affiliate of a Loan Party, will knowingly, directly or indirectly, use the proceeds of the Advances or the Letters of Credit:
1.for any purpose that would breach the United States Foreign Corrupt Practices Act of 1977 or other similar legislation in other jurisdictions;
2.to fund, finance or facilitate any activities, business or transaction of or with any Designated Person or in any Sanctioned Country, or otherwise in violation of Sanctions, as such Sanctions Lists or Sanctions are in effect from time to time (in each case, subject to the requirements of applicable Mexican law and contractual obligations); or
3.in any other manner that could reasonably be expected to result in the violation of any applicable Sanctions by the Administrative Agent, any Lender or any Issuing Bank (subject to the requirements of applicable Mexican law and contractual obligations).
(iii)    The Borrower shall take reasonable steps designed to ensure that no Loan Party, or any Affiliate of a Loan Party, will knowingly use funds or assets obtained directly or indirectly from transactions with or otherwise relating to (i) any Designated Person or (ii) any Sanctioned Country, in each case to pay or repay any amount owing under any of the Loan Documents (in each case, subject to the requirements of applicable Mexican law and contractual obligations).”

NYDOCS02/1012476.10        KCSR - Amendment No 1 to
4    Second Amended and Restated Credit Agreement

(h)    Section 5.02(b)(i)(H) of the Credit Agreement is hereby amended by deleting the text “(a) in no event shall the terms of such Debt require any scheduled payment of principal in cash of such Debt prior to the Termination Date, (b)” therefrom.
(i)    Section 5.02(b)(i)(N) of the Credit Agreement is hereby amended by inserting the text “, (H) (provided that any Refinancing Debt incurred with respect to such clause (H) shall continue to comply with the terms of the second proviso to such clause (H))” immediately following the text “(F)” appearing therein.
SECTION 3.    Post-Amendment Incremental Revolving Credit Commitments. Upon, and subject to, the satisfaction or waiver in accordance with Section 9.01 of the Credit Agreement of the conditions precedent set forth in Section 6 below, (a) each Post-Amendment Incremental Revolving Credit Lender’s Post-Amendment Incremental Revolving Credit Commitment (in an amount set forth opposite its name on Part I of Schedule I hereto under the column entitled “Post-Amendment Incremental Revolving Credit Commitment”) shall become effective and (b) Schedule I to the Credit Agreement is hereby amended and restated in its entirety to read as set forth in Part II of Schedule I hereto.
SECTION 4.    Conditions of Effectiveness to Pre-Amendment Incremental Revolving Credit Commitments. Section 1 of this Amendment shall become effective on the date when, and only when, the following conditions shall have been satisfied:
(a)    The Administrative Agent shall have received a counterpart signature page of this Amendment duly executed by (i) the Borrower, (ii) the Parent, (iii) the other Guarantors, (iv) the Administrative Agent, the Issuing Bank and the Swing Line Bank, and (iv) the Pre-Amendment Incremental Revolving Credit Lenders or, as to any of the foregoing parties, written evidence reasonably satisfactory to the Administrative Agent that such party has executed this Amendment.
(b)    A Revolving Credit Note executed by the Borrower in favor of each Pre-Amendment Incremental Revolving Lender requesting a Revolving Credit Note at least three Business Days prior to the Amendment No. 1 Effective Date.
(c)    Certified copies of the resolutions of the Board of Directors of each Loan Party approving this Amendment, and of all documents evidencing other necessary corporate action and governmental and other third party approvals and consents, if any, with respect to this Amendment.
(d)    A copy of a certificate of the Secretary of State (or other similar official) of the jurisdiction of incorporation of each Loan Party, dated reasonably near the date of the Amendment No. 1 Effective Date, certifying that (1) such Loan Party has paid all franchise taxes to the date of such certificate (to the extent the Secretary of State in the applicable jurisdictions typically provides such a certification) and (2) such Loan Party is duly incorporated and in good standing (to the extent such concept exists in the applicable jurisdiction) or presently subsisting under the laws of the State of the jurisdiction of its incorporation.
(e)    (x) A certificate of the Secretary or Assistant Secretary of each Loan Party, countersigned on behalf of such Loan Party by another officer of such Loan Party, dated the Amendment No. 1 Effective Date (the statements made in which certificate shall be true on and

NYDOCS02/1012476.10        KCSR - Amendment No 1 to
5    Second Amended and Restated Credit Agreement

as of the Amendment No. 1 Effective Date), certifying as to (A) the absence of any amendments to the charter of such Loan Party since the Restatement Effective Date, (B) the absence of any amendments to the bylaws of such Loan Party since the Restatement Effective Date and (C) the good standing of each Loan Party (to the extent such concept exists in the applicable jurisdiction) (with the applicable good standing certificates attached thereto), and (y) a certificate of the President or a Vice President of the Borrower, dated the Amendment No. 1 Effective Date (the statements made in which certificate shall be true on and as of the Amendment No. 1 Effective Date), certifying as to the representations and warranties set forth in Sections 8(b) and (c) being true and correct.
(f)    A certificate of the Secretary or an Assistant Secretary of each Loan Party certifying the names and true signatures of the officers of such Loan Party authorized to sign this Amendment and the other documents to be delivered hereunder.
(g)    (A) A favorable opinion of White & Case LLP, counsel for the Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent, and (B) to the extent not covered by clause (A) above, a favorable opinion of local counsel from each jurisdiction in which any Loan Party is organized.
(h)    The Arranger shall have received evidence of payment of all amounts payable to the Arranger in connection with this Amendment, to the extent invoiced in reasonable detail at least three Business Days prior to the Amendment No. 1 Effective Date.
(i)    The Administrative Agent shall have received evidence of payment, for the ratable benefit of each Pre-Amendment Incremental Revolving Credit Lender, of an upfront fee in an amount equal to 0.15% of (if a positive number) (x) the aggregate amount of such Pre-Amendment Incremental Revolving Credit Lender’s Pre-Amendment Incremental Revolving Credit Commitment minus (y) the aggregate principal amount of Term Advances held by such Pre-Amendment Incremental Revolving Credit Lender immediately prior to the Amendment No. 1 Effective Date (as defined below).
SECTION 5.    Conditions of Effectiveness to Amendment. Section 2 of this Amendment shall become effective on the date when, and only when, the following conditions shall have been satisfied or waived in accordance with Section 9.01 of the Credit Agreement (such date, the “Amendment No. 1 Effective Date”):
(a)    The conditions set forth in Section 4 of this Amendment shall have been satisfied or waived in accordance with Section 9.01 of the Credit Agreement.
(b)    The Administrative Agent shall have received a counterpart signature page of this Amendment duly executed by the Lenders constituting Required Lenders (after giving effect to the Pre-Amendment Incremental Revolving Credit Commitments) or, as to any of the foregoing parties, written evidence reasonably satisfactory to the Administrative Agent that such party has executed this Amendment.
(c)    The Administrative Agent shall have received evidence of payment, for the ratable benefit of each Consenting Lender that held any Term Advances immediately prior to the Amendment No. 1 Effective Date and that has delivered an executed counterpart hereof to the

NYDOCS02/1012476.10        KCSR - Amendment No 1 to
6    Second Amended and Restated Credit Agreement

Administrative Agent prior to 3:00 p.m. (New York City time), on January 29, 2014, of an amendment fee in an amount equal to 0.05% of the aggregate principal amount of such Consenting Lender’s Term Advances immediately prior to the Amendment No. 1 Effective Date.
SECTION 6.    Conditions of Effectiveness to Post-Amendment Incremental Revolving Credit Commitments. Section 3 of this Amendment shall become effective on the date when, and only when, the following conditions shall have been satisfied or waived in accordance with Section 9.01 of the Credit Agreement:
(a)    The conditions set forth in Sections 4 and 5 of this Amendment shall have been satisfied or waived in accordance with Section 9.01 of the Credit Agreement.
(b)    The Administrative Agent shall have received a counterpart signature page of this Amendment duly executed by the Post-Amendment Incremental Revolving Credit Lenders or, as to any of the foregoing parties, written evidence reasonably satisfactory to the Administrative Agent that such party has executed this Amendment.
(c)    The Administrative Agent shall have received evidence of payment, for the ratable benefit of each Post-Amendment Incremental Revolving Credit Lender, of an upfront fee in an amount equal to the remainder of (A) 0.15% of (if a positive number) (x) the aggregate amount of such Post-Amendment Incremental Revolving Credit Lender’s Incremental Revolving Credit Commitment minus (y) the aggregate principal amount of Term Advances held by such Post-Amendment Incremental Revolving Credit Lender immediately prior to the Amendment No. 1 Effective Date, minus (B) the aggregate amount of any upfront fee paid to or for the account of such Lender pursuant to Section 4(i) of this Amendment.
SECTION 7.    Consent; Reaffirmation, Effect of this Amendment, Etc..
(a)    For purposes of determining compliance with the conditions specified in Sections 4-6 above, each Pre-Amendment Incremental Revolving Credit Lender, each Consenting Lender and each Post-Amendment Incremental Revolving Credit Lender, as the case may be, shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to such Persons unless an officer of the Administrative Agent responsible for the transactions contemplated by the Loan Documents shall have received notice from any such Person prior to the Amendment No. 1 Effective Date specifying its objection thereto.
(b)    Upon the effectiveness of any Incremental Revolving Credit Commitments hereunder, the Borrower agrees to prepay, and each of the Incremental Revolving Credit Lenders agrees to make, Revolving Credit Advances, in each case in such respective principal amounts, and each of the Incremental Revolving Credit Lenders agree to enter into one or more assignment and assumption arrangements with the other Revolving Credit Lenders, in each case as requested by the Administrative Agent and as are necessary to have all the Revolving Credit Lenders hold the Revolving Credit Advances and participations in any outstanding Letters of Credit and Swing Lien Advances on a pro rata basis in accordance with their respective Pro Rata Share of the Revolving Credit Commitments immediately after giving effect to the applicable Incremental Revolving Credit Commitments. The Administrative Agent and the Consenting Lenders hereby

NYDOCS02/1012476.10        KCSR - Amendment No 1 to
7    Second Amended and Restated Credit Agreement

agree that the minimum borrowing, pro rata borrowing and pro rata payment requirements contained elsewhere in the Credit Agreement shall not apply to the transactions pursuant to this clause (b).
(c)    With respect to any Consenting Lender that is not an existing Lender under the Credit Agreement before giving effect to this Amendment, (a) each such Lender hereby represents and warrants and agrees as to all matters set forth in Section 3 of the Assignment and Acceptance contained in Exhibit C to the Credit Agreement as if it were an Assignee thereunder entering into an Assignment and Acceptance, mutatis mutandis, (b) on and after the Amendment No. 1 Effective Date, each such Lender shall be a party to the Credit Agreement and, to the extent provided in this Amendment, shall have the rights and obligations of a Lender thereunder and (c) all notices and other communications provided for hereunder or under the Loan Documents to each such Lender shall be to its address as set forth in the administrative questionnaire it has furnished to the Administrative Agent.
(d)    Each Consenting Lender hereby waives any entitlement to claim compensation or reimbursement under Section 9.04(c) of the Credit Agreement with respect to (i) the prepayment of any Term Advances held by such Consenting Lender pursuant to the new sentence added to Section 2.06(b)(i) of the Credit Agreement pursuant to Section 2(b) of this Amendment and (ii) any prepayment of Revolving Credit Advances pursuant to Section 7(b) of this Amendment.
(e)    The parties hereto agree that any requirement that the Borrower deliver a written notice to the Administrative Agent requesting any Incremental Revolving Commitments pursuant to Section 2.18 of the Credit Agreement shall be deemed satisfied upon the execution and delivery of this Amendment by the parties hereto.
(f)    The Borrower and each other Loan Party hereby consents to this Amendment and the transactions contemplated hereby, and hereby (i) affirms and confirms its guarantee (in the case of each Loan Party other than the Borrower) of the Obligations under the Loan Documents and (ii) acknowledges and agrees that such guarantee continue in full force and effect in respect of the Obligations under the Credit Agreement and the other Loan Documents.
(g)    Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the Amendment No. 1 Effective Date, each reference in any Loan Document to the Credit Agreement, to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit

NYDOCS02/1012476.10        KCSR - Amendment No 1 to
8    Second Amended and Restated Credit Agreement

Agreement, as modified hereby. This Amendment shall constitute a “Loan Document” or all purposes of the Credit Agreement and the other Loan Documents.
SECTION 8.    Representations and Warranties. Each Loan Party represents and warrants to the Agents and the Lender Parties that, on and as of the date hereof and on and as of the Amendment No. 1 Effective Date:
(a)    (i) The execution, delivery and performance by such party of this Amendment and the transactions contemplated hereby have been duly authorized by all necessary corporate or other action, and (ii) this Amendment has been duly executed and delivered by such party and constitutes a legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws of general applicability relating to or affecting creditors’ rights generally and subject to general principals of equity, regardless of whether considered in a proceeding in equity or at law.
(b)    The representations and warranties of such party contained in the Credit Agreement and any other Loan Document are true and correct in all material respects; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.
(c)    Both before and after giving effect to this Amendment, no Default or an Event of Default under the Credit Agreement has occurred and is continuing.
SECTION 9.    Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery by telecopier or other form of electronic communication of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.
SECTION 10.    Governing Law. This Amendment and the Notes shall be governed by, and construed in accordance with, the laws of the State of New York.
SECTION 11.    WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.
SECTION 12.    Jurisdiction; Consent to Service of Process.
(a)    Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or Federal court

NYDOCS02/1012476.10        KCSR - Amendment No 1 to
9    Second Amended and Restated Credit Agreement

of the United States of America sitting in the Borough of Manhattan in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this or any of the transactions contemplated hereby, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the fullest extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
(b)    Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Amendment or any of the transactions contemplated hereby in any New York State or Federal court sitting in the Borough of Manhattan in New York City. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

NYDOCS02/1012476.10        KCSR - Amendment No 1 to
10    Second Amended and Restated Credit Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE KANSAS CITY SOUTHERN RAILWAY COMPANY, as Borrower

By: ________________________________
Name:
Title:
KANSAS CITY SOUTHERN, as Guarantor

By: ________________________________
Name:
Title:
GATEWAY EASTERN RAILWAY COMPANY, as Guarantor

By: ________________________________
Name:
Title:
SOUTHERN DEVELOPMENT COMPANY, as Guarantor

By: ________________________________
Name:
Title:
THE KANSAS CITY NORTHERN RAILWAY COMPANY, as Guarantor

By: ________________________________
Name:
Title:

NYDOCS02/1012476        KCSR - Amendment No. 1 to
Second Amended and Restated Credit Agreement

TRANS-SERVE, INC., as Guarantor

By: ________________________________
Name:
Title:
PABTEX, INC., as Guarantor

By: ________________________________
Name:
Title:
KCS HOLDINGS I, INC., as Guarantor

By: ________________________________
Name:
Title:
KCS VENTURES I, INC., as Guarantor

By: ________________________________
Name:
Title:
SOUTHERN INDUSTRIAL SERVICES, INC., as Guarantor

By: ________________________________
Name:
Title:
VEALS, INC., as Guarantor

NYDOCS02/1012476        KCSR - Amendment No. 1 to
Second Amended and Restated Credit Agreement

By: ________________________________
Name:
Title:
THE BANK OF NOVA SCOTIA, as Administrative Agent

By: ________________________________
Name:
Title:

THE BANK OF NOVA SCOTIA, as Collateral Agent

By:________________________________
Name:
Title:

THE BANK OF NOVA SCOTIA, as Issuing Bank, Swing Line Bank and Lender

By: ________________________________
Name:
Title:

[LENDER]

By: ________________________________
Name:
Title:

NYDOCS02/1012476        KCSR - Amendment No. 1 to
Second Amended and Restated Credit Agreement

SCHEDULE I – PART I
Incremental Revolving Credit Commitments

Incremental Revolving Credit Lender	Pre-Amendment Incremental Revolving Credit Commitment	Post-Amendment Incremental Revolving Credit Commitment
Bank of America, N.A.	$22,400,000	$5,600,000
JPMorgan Chase Bank, N.A.	$22,400,000	$5,600,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$23,200,000	$5,800,000
Citibank, N.A.	$21,280,000	$5,320,000
Wells Fargo Bank, N.A.	$21,280,000	$5,320,000
The Bank of Nova Scotia	$15,200,000	$3,800,000
BMO Harris Bank, N.A.	$15,200,000	$3,800,000
Comerica Bank	$15,200,000	$3,800,000
SunTrust Bank	$15,200,000	$3,800,000
UMB Bank, N.A.	$15,200,000	$3,800,000
Commerce Bank	$13,440,000	$3,360,000
Total:	$200,000,000	$50,000,000

NYDOCS01/1355140.4        Schedule I to Amendment No 1 to
4    Second Amended and Restated Credit Agreement

SCHEDULE I – PART II

Revolving Credit Lender	Revolving Credit Commitment	Letter of Credit Commitment	Swing Line Commitment	Domestic Lending Office	Eurodollar Lending Office
Bank of America, N.A.	$51,600,000	--	--
Wells Fargo Bank, N.A.	$50,600,000	--	--
JPMorgan Chase Bank, N.A.	$42,000,000	--	--
The Bank of Nova Scotia	$39,000,000	$25,000,000	$15,000,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$39,000,000	--	--
Citibank, N.A.	$38,600,000	--	--
SunTrust Bank	$31,000,000	--	--
BMO Harris Bank, N.A.	$29,000,000	--	--
UMB Bank N.A.	$25,000,000	--	--
Comerica Bank	$25,000,000	--	--
Commerce Bank	$20,000,000	--	--
Morgan Stanley Senior Funding, Inc.	$14,000,000	--	--
Compass Bank dba BBVA Compass	$14,000,000	--	--	24 Greenway Plaza Suite 1403 Houston, TX 77046	24 Greenway Plaza Suite 1403 Houston, TX 77046
Fifth Third Bank	$10,000,000	--	--
Bank Midwest, N.A.	$6,000,000	--	--
PNC Bank, National Association	$6,000,000	--	--
U.S. Bank National Association	$6,000,000	--	--

NYDOCS01/1355140.4        Schedule I to Amendment No 1 to
5        Second Amended and Restated Credit Agreement

Revolving Credit Lender	Revolving Credit Commitment	Letter of Credit Commitment	Swing Line Commitment	Domestic Lending Office	Eurodollar Lending Office
First Merit Bank, N.A.	$3,200,000	--	--
Total:	$450,000,000	$25,000,000	$15,000,000

NYDOCS01/1355140.4        Schedule I to Amendment No 1 to
6        Second Amended and Restated Credit Agreement